UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2003

SPANISH BROADCASTING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27823 (Commission File Number)	13-3827791 (IRS Employer Identification No.)

2601 South Bayshore Drive, PH II, Coconut Grove, Florida (Address of principal executive offices)	33133 (Zip Code)

Registrant’s telephone number, including area code:	(305) 441-6901

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	-	Press Release of Spanish Broadcasting System, Inc., dated November 12, 2003.

Item 12. Results of Operations and Financial Condition.

      On November 12, 2003, Spanish Broadcasting System, Inc. (the “Company”) issued a press release announcing its third quarter 2003 financial results. A copy of the press release is attached hereto as Exhibit 99.1.

      This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC. (Registrant)

November 12, 2003	By:	/s/ Joseph A. García

Joseph A. García Chief Financial Officer, Executive Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Spanish Broadcasting System, Inc., dated November 12, 2003.

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